Advisor Series Prospectus
                            Dated September 30, 1999

                                  AMIDEX35(TM)
                                   MUTUAL FUND

                       A series of AMIDEX(TM) Funds, InC.
                             26 Broadway, Suite 741
                            New York, New York 10004
                                  888-876-3566

The Fund offers two different classes of shares by this Prospectus, so that you may choose the class that best suits your investing needs. Each class differs as to sales charges, minimum investment amounts, and ongoing fees. These share classes are sold to the public through brokers, dealers, and other financial service organizations. The Fund also offers other classes of shares that are not subject to sales charges or loads but have different minimum investment amounts, fees, and charges. To obtain a prospectus containing information about the Fund's other share classes, please contact the Fund.

The Fund's investment goal is capital growth, and the Fund attempts to achieve its goal by investing in the common stock of the companies comprising the AMIDEX35(TM) Index (the 'Index"), an index of the 35 largest market capitalization Israeli companies. Index company stocks trade in Israel on the Tel Aviv Stock Exchange ("TASE") or in the United States on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or NASDAQ or on the exchanges of both countries.

As for all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses
Investment Objectives And Policies
Why Invest in the Fund
The AMIDEX35(TM) Index
Risk Factors
Purchasing Shares
Redeeming Shares
Tax Considerations
Management of the Fund
Investment Advisor
Plan of Distribution
General Information

                               RISK/RETURN SUMMARY

The Fund's investment objective is capital growth. The Fund seeks to achieve capital growth by investing primarily in the common stock of companies listed on the AMIDEX35(TM)Index (the "Index"). The Index tracks the performance of the 35 largest market capitalization Israeli companies. Index company stocks trade in Israel on the Tel Aviv Stock Exchange ("TASE"), in the United States on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or NASDAQ, or on the exchanges of both countries. When the Index was first calculated, on January 1, 1999, the companies in the Index ranged in size from approximately $300 million in market capitalization to over $3 billion.

Based on its research into Israel's historical stock market performance, the Fund's Advisor believes that the companies in the Index are experiencing, or have the potential to experience, above-average capital growth. The Advisor believes that investing primarily in Index companies will allow the Fund to achieve its investment objective of capital growth over the long term.

The Advisor employs a "passive management" approach to investing the Fund's assets. This means that, instead of trying to determine which Israeli companies will outperform their peers during a given time period, the Fund normally invests in all the companies in the Index, in approximately the same percentages as those companies are represented in the Index. By replicating the composition of the Index, the Fund seeks also to replicate the performance of the Index. As the companies in the Index grow, the value of the Index will grow, and the value of the Fund's investments grow in a similar fashion. Conversely, if the companies in the Index decline, the value of the Index and the Fund decline accordingly. You should be aware that there is no assurance that the Advisor will be successful in achieving the Fund's objectives, since all investments involve risks.

Principal Risks Of Investing In The Fund
----------------------------------------

You may lose money by investing in the Fund. Your risk of loss is greater if you only hold your shares for a short period of time. The Fund is a "non-diversified" Fund, because it invests primarily in the companies that are included in the Index. When the Index was first calculated, on January 1, 1999, 4 of those companies individually comprised more than 5% of the Index and together made up about 29% of the Index. A diversified Fund is limited to investing 25% of its net assets in companies that comprise more than 5% of the net assets of the Fund. Accordingly, the Fund cannot presently be classified as a diversified fund. Investing in this manner is riskier than investing in a broader variety of securities.

Because the Fund invests in securities of Israeli issuers, the Fund may be exposed to special risks and considerations. There is less publicly available information than in the U.S., potential difficulty in obtaining or enforcing a court judgement, and unique characteristics of Israeli securities and markets that may have a negative impact on the Fund. Any major hostilities involving Israel, or the interruption or curtailment of trade between Israel and its present trading partners, could have a negative impact on the Fund.

Shares and dividends of Israeli companies are often denominated in NIS (New Israeli Shekel). Changes in the relationship of the NIS to the dollar and other currencies could have a negative impact on the Fund.

The government of Israel may change the way in which Israeli companies are taxed or may impose taxes on foreign investment. Such actions could have an impact on the overall market for Israeli securities and on the Fund.

Some of the companies in which the Fund invests may not have a vigorous secondary trading market. As a result, the Fund could experience difficulties in timely buying or selling these securities, which could have a negative impact on the Fund.

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The Fund  invests in common  stocks  both in Israel  and in the  United  States.
Accordingly, the Fund is subject to the risks inherent in the stock markets. The stock market is cyclical, with prices generally rising and falling over periods of time. Some of these cycles can be pronounced and last for extended periods.

Investments in foreign securities involve greater risks compare to domestic investments. Foreign companies are not subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign companies than about U.S. companies. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to shareholders. Other risks include the possibility of expropriation, confiscation, currency blockage or devaluation, political or social instability, and warfare and terrorism. In the event that an Index company trades on the TASE and an American exchange or over-the-counter market, the Fund normally will invest in the United States market but may invest in the Israeli market if, in the Advisor's opinion, extraordinary circumstances are present. The Fund will invest in the common stock of companies included in the Index that are publicly traded on the TASE.

The Fund is an "index fund," meaning that the Fund invests in the companies in the Index to replicate the composition of the Index and to replicate the Index's performance. Because the Fund invests in a "passive" manner, any volatility in the Index will be closely reflected in the Fund. If the Index declines, the Fund will decline with it; however, if the companies in the Index perform well, the Fund will closely reflect that performance.

This is a new Fund without a prior operating history, and this is a new position for the Advisor to the Fund. The Fund's lack of performance history and management experience may pose additional risks.

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                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

                                                      Class A          Class C
                                                      -------          -------
Shareholder Fees:
-----------------
(Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases      4.00%             None
(As a percentage of offering price)
Maximum Deferred Sales Charge (Load)                  None              1.00%(1)
(As a percentage of redemption proceeds)
Redemption Fees                                       None (2)          None

Annual Fund Operating Expenses:                       Class A           Class C
-------------------------------                       -------           -------
(Expenses that are deducted from Fund assets)
Management Fees                     (3)               0.50%             0.50%
Distribution (12b-1) Fees           (4)               0.25%             1.00%
Other Expenses                      (5)               1.45%             1.45%
                                                      -----             -----
Total Annual Fund
Operating Expenses                                    2.20%             2.95%

1. Investments in Class C shares are not subject to an initial sales charge; however, a contingent deferred sales charge of 1.00% is imposed in the event of certain redemption transactions within thirteen months following such investments.
2. If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.
3. Management fees include a fee of 0.50% for investment advisory services and 1.45% for administrative and other services. Both fees are paid to the Advisor.
4. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
5. The Advisor is paid a fee of up to 1.45% annually, for administrative and other services. As a result of this agreement, the Advisor is responsible for providing, or arranging to provide, all administrative services to the Fund, and is responsible for the payment of all fees and expenses of the
     Fund except for taxes, interest, litigation expenses and other extraordinary expenses.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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                  1 Year            3 Years
                  ------            -------
Class A           $614              $1,061
Class C           $289              $  913

If you did not redeem your shares, your expenses would be:

                  1 Year            3 Years
                  ------            -------
Class A           $614              $1,061
Class C           $399              $  913
Class C           $399              $  913

A maximum sales charge of 4.00% is included in the Class A Share expense calculations in both examples. The maximum contingent deferred sales charge applicable to each time period is included in the Class C expense calculations for redemptions.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund's investment objectives and strategies have been described in the Risk/Return Section of this Prospectus. This Section sets out additional information that you should know about investing in the Fund.

Under normal circumstances, the Fund will invest at least 95% of its net assets in the common stocks of the companies comprising the Index, in approximately the same percentages as those companies included in the Index. You should be aware that the Index is a new index, and no historical performance data are available for the Index.

Investing the Fund's assets primarily in Index companies is not a fundamental policy of the Fund. The Board of Directors of the Fund may vote to change or eliminate the percentages of Fund assets invested in Index companies and to choose other investment strategies instead. If the Board votes to change the Fund's investment strategies, we will notify you in writing at least 30 days before the changes take place. If you decide to redeem your shares as a result of such a change, you will not be charged any redemption fees, even if you have held your shares for less than 365 days. You will find a full listing of the Fund's fundamental and non-fundamental investment policies in the Fund's Statement of Additional Information ("SAI") in the Section entitled, "Investment Policies and Restrictions."

                             WHY INVEST IN THE FUND?

The State of Israel is a highly developed, industrialized democracy. Since the beginning of the decade, Israel's economy has grown significantly, presenting improvement in most economic indicators. Israel has made substantial progress in opening its economy, including the removal of its trade barriers and tariffs. Israel has concluded free trade agreements with its major trading partners and is the only nation that is a party to free trade agreements with both the United States and the European Union. In recent years Israel has signed free trade agreements with Switzerland, Norway, Canada, Turkey, the Czech Republic, the Slovak Republic, Poland, and Hungary.

Between 1950 and 1997, Israel's gross domestic product (GDP) grew by an average annual rate of 7%. Throughout these years, the production of goods and services shifted mainly towards high-technology value-added industries, causing the trade deficit to drop from 23% of the GDP in 1950 to about 7% in 1998.

Israel's productive and highly educated population remains a principal strength. Based on a 1996 survey, approximately 34% of the Israeli work force has university or other advanced degrees. Israel has the highest per capita concentration of scientists and technicians of any country in the world and has the world's greatest per capita number of engineers or doctors (135 per 10,000 workers). In addition, in recent years Israel experienced an extraordinary

                                       4
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influx of new  immigrants,  primarily  from the  republics of the former  Soviet
Union. From 1990 through 1997, about 822,000 immigrants arrived, increasing Israel's population by approximately 18%.

Israel's traditional cultural and economic investment in technology, medicine, and research has been increasing throughout the last decade, due in part to the influx of scientists and physicians from the former Soviet Union and also due to investments from abroad.

Major U.S. and other companies are forming partnerships and other business ventures with Israeli companies at a remarkable rate. Investment capital has been flowing in to support Israel's research and development in the computer hardware and software industries; in pharmaceutical and bio-technology companies; and in Internet and telecommunications products and services. Israel attracts more American venture capital than does any other nation except the U.S. Israel is second only to the United States in new high-technology start-up companies. Direct foreign investments in Israel grew to more than $2 billion in 1998, from virtually none in1990.

Israel's economy has surged ahead of many European nations. Its 1998 $16,000 per capita GDP places Israel among the developed Western European countries, in large part due to technology exports. Technology exports now account for about 1/2 of all Israel's exports. Exports from Israel more than doubled between 1992 and 1998. Israeli companies, especially high-technology companies, are globally diversified in their revenue streams, and over 70% of Israel's GDP is derived from foreign exports. Israel has improved its country credit rating to "A-stable" (S&P) and "A3 solid" (Moody's), the same ratings as China and higher than Hungary, Argentina, Brazil, and Chile. Rapid and ongoing privatization of formerly state-run financial, communications, and utility concerns has added to the breadth and strength of Israel's publicly traded companies.

In September 1993, Israel and the Palestinian Liberation Organization signed a "Declaration of Principles," a turning point in Israeli-Arab relations. Since that time, the peace process has progressed, with further agreements between Israel and the Palestinians and the signing of a peace treaty with Jordan. These treaties join the 1979 accords with Egypt as the first peace agreements between Israel and its neighbors. In addition, a number of members of the Arab League have announced their intention to lift partially their trade boycotts of Israel. As a result of progress in the peace process and partial lifting of the economic boycott, Israel and its Arab neighbors have taken several initiatives to encourage the development of economic relations among the countries of the region.

Israel is a member of a number of international organizations, including the United Nations, the World Bank Group (including the International Finance Corporation), the International Monetary Fund (the "IMF"), the European Bank for Reconstruction and Development, and the Inter-American Development Bank.

Israel is a signatory to the General Agreement on Tariffs and Trade ("GATT") of 1947 and 1994, which provides for reciprocal lowering of trade barriers among its members. Under GATT, Israel is eligible to receive a number of trade preferences that are available only to certain GATT participants, including duty-free treatment of its exports to certain countries pursuant to the GATT Generalized System of Preferences. Israel is a founding member of the World Trade Organization.

Israel has concluded free trade area ("FTA") agreements with its major trading partners and is the only nation that is a party to free trade agreements with both the United States and the European Union (the "EU"). In 1996 Israel concluded FTA agreements with Turkey and Canada. In 1975, Israel entered into an FTA agreement with the EU that provided for the gradual reduction and eventual elimination of tariffs on manufactured goods and certain agricultural products. In July 1995, Israel concluded negotiations with the EU for a new agreement to include financial services, government procurement, and cooperation in research and development, additional agricultural products, and improve Israel's access to

                                       5
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European markets in the advanced industry and high-technology  sectors. In 1985,
Israel and the United States entered into an FTA agreement that resulted in the elimination of all tariffs on all products by January 1, 1995. The FTA agreement with the United States also has resulted in elimination of certain non tariff barriers to trade between the two countries. In 1992, Israel concluded an FTA agreement with the European Free Trade Association that applied largely to manufactured products.

Israel's FTA agreements allow Israel to export products with little or no duties to both the United States and most Western industrialized nations. In March 1996, the Council of Ministers of the O.E.C.D. approved Israel's request to participate in the organization's activities, and Israel has joined certain O.E.C.D. committees in an observer status.

Israel is not only rich in research, technology and intellectual investment, it is the only democratic nation in the Middle East. The influx of venture capital, the infusion of human resources (Israel's population nearly doubled in the last 15 years), and the conversion of the economic focus from military to commercial (defense spending dropped from about 30% of GNP in 1973 to less than 14% in 1998), have led many to believe that Israel is the next "Silicon Valley."

There has been a dramatic increase in the number of Israeli companies trading on
U. S. Exchanges, particularly the NASDAQ. In 1996, 17% of all new non-U.S. companies to join the NASDAQ were Israeli, more than any other nation. Israel is third, behind only the U.S. and Canada in the number of companies traded on Wall Street. In Israel, the TASE now lists more than 665 companies and over 1000 securities, with a current market capitalization of about $80 billion.

These dramatic developments in Israel present a new and relatively unexploited opportunity for equity investment. Currently, there are no other U.S. based open-end index mutual funds available as a vehicle for investment in Israel securities.

                            THE AMIDEX35(TM) INDEX

The AMIDEX35(TM) Index is an unmanaged index consisting of the 35 largest publicly traded Israeli companies, as measured by market capitalization. An "unmanaged" index means that the criteria for inclusion of companies in the Index are objective and not subject to arbitrary change, so that any company that is eligible for inclusion in the Index must be included, and any company that ceases to qualify for inclusion in the Index must be deleted. A company is an "Israeli company" if:

o    Its stock is traded on the Tel Aviv Stock Exchange (TASE), or
o Its stock is traded on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or the NASDAQ over-the-counter market AND the company has been listed by the Israeli financial newspaper, Globes as "Israeli shares traded on the New York Bourse".

If GLOBES stops publishing a list of "Israeli shares traded on the New York Bourse," the Board of Directors will select an alternative publication that similarly defines such companies.

INDEX COMPOSITION CRITERIA. In order for a company to be included in the Index, that company must satisfy all the following criteria:

o    It must be a publicly traded "Israeli" company, as defined above.
o It must have maintained an average minimum daily trading volume of at least $150,000 in the previous calendar year.

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

The largest (as measured by market capitalization) 35 Israeli companies that satisfy all the criteria described above are included in the Index. You should be aware that the Index may contain more or less than 35 companies during the year. If less than 35 Israeli companies meet the criteria for inclusion at the beginning of a new year, then the Index will contain only those companies. If a company ceases operation or becomes insolvent, it will be deleted from the Index and not replaced until the beginning of the new year. If a single company splits into multiple companies, all the component companies will be included in the Index, until the Index is rebalanced at the beginning of the new year. During the first ten business days of each calendar year, the Index is adjusted to add or delete companies.

The Index is a market capitalization index. Calculation of the Index began on January 1, 1999, at an initial Index Value of 1000. Market capitalization means the total current U.S. dollar value of a company's outstanding shares of common stock, and is calculated by multiplying the number of outstanding shares of common stock of a company by the price of that common stock, in U.S. dollars. Some Israeli companies that trade on the TASE have multiple classes of stock, each of which individually may qualify as common stock by U.S. standards. For those companies, all classes of their "common" stock are included in calculating the company's total market capitalization to determine whether such a company is among the 35 largest Israeli companies. Thereafter, the Fund will use the class of stock that has the greatest trading liquidity to determine that company's weighting in the Index and will only purchase the class of stock that has the most trading liquidity. Some Index companies trade on both the TASE and an American exchange. For those companies, the Fund normally will purchase stock from the American exchange, but may purchase stock from the TASE when, in the Advisor's opinion, there are exceptional circumstances.

The Index name, rules, methods of calculation, and proprietary data are owned by the Advisor. The Advisor developed the criteria and the rules of operation for the Index. The Advisor has entered into agreements with various companies to construct, calculate, and publish the Index. Business Graph Group (Tochna L'Inyan), a company based in Israel, performed the initial calculations needed to create the Index and may assist in selecting the companies that will be included in or deleted from the Index, based on the criteria described above. The TASE provides information regarding the Israeli companies participating in the Index. Bloomberg L.P. is responsible for maintaining and publishing the Index. Bloomberg L.P. has no affiliation with the Fund or the Advisor. The Advisor may, if necessary, select an alternative independent company to maintain and publish the Index in the future.

When companies are added to or deleted from the Index, the Advisor will alter the Fund's investments to conform the portfolio to the Index. This will result in certain risks to the Fund, including the risks of losses and tax consequences to shareholders resulting from realized capital gains. You should also be aware that the Fund will incur certain expenses that are not incurred by the Index, including transaction charges. Accordingly, the performance of the Fund will vary from that of the Index as a result of such expenses.

The Advisor will attempt to maintain a correlation coefficient of at least 0.95 in performance between the Index and the Fund. This means that the Advisor will attempt to replicate at least 95% of the Index's performance. The Advisor is responsible for tracking the Fund's performance, under the supervision of the Advisor's Board of Directors. If the Fund fails to achieve a .95 correlation coefficient, the Board will take action to rectify whatever problem is causing the discrepancy, including, as an example, altering the Fund's servicing arrangements to reduce Fund expense ratios or changing the Fund's investment strategy of investing in the Index.

The Advisor has determined that, in order to construct the Fund's portfolio to reflect fully the performance of the Index, the Fund must have approximately $25 million in net assets. Until such an asset level is reached, the Advisor may invest Fund assets in a representative sample of Index securities and such other permissible securities as the Advisor deems likely to track Index performance most closely. You should be aware that there is no assurance that the Advisor will be successful in replicating the performance of the Index during this period. You will find a more detailed discussion of the Index in the SAI in the Section entitled, "The Index."

Under normal circumstances, the Fund will invest at least 95% of its average net assets in the following securities:

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate equity interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds common stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic or financial market movements. Smaller companies are especially sensitive to these factors; however, common stocks historically have offered the greatest potential for gain on investment, compared to other classes of financial assets. There is additional risk inherent in investing in foreign-based companies. The Fund may invest in the common stock of foreign issuers that are traded publicly on U.S. exchanges, either directly or in the form of American Depository Receipts (ADRs), but only if such foreign issuers are included in the Index. The Fund will only invest in ADRs that are issuer sponsored. Sponsored ADRs typically are issued by a U.S. bank or Trust company and evidence ownership of underlying securities issued by a foreign corporation. The Fund may also hold warrants or other rights or assets on common stock, if such warrants are issued as dividends on stocks already held in the Fund's portfolio. Because the Fund concentrates its investments in Israeli companies, the Fund will be exposed to the risks associated with Israeli companies to a greater degree than will funds whose investment policies do not require or allow such concentration. The Fund invests in the common stock of companies included in the Index that trade on the TASE, NYSE, the AMEX, or NASDAQ.

The Fund will normally invest up to a total of 5% of its aggregate average net assets in the following securities:

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market funds), to maintain liquidity. As a shareholder of another registered investment company, the Fund would bear a prorated portion of that company's Advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund will not invest more than 5% of its net assets in such securities and will not invest in such securities if such investments would represent more than 3% of the issuer's outstanding shares.

DEBT SECURITIES. The Fund may invest in U.S. Government debt securities, including Treasury Bills and short-term notes, to maintain liquidity. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk. The Fund will not invest more than 5% of its net assets in such securities and will not invest in any such security with a maturity in excess of one year.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks, or other financial institutions, to maintain liquidity. The Fund's custodian must always have possession of the securities serving as collateral for the Repos or have proper evidence of book entry receipt of such securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government securities, the market value of which equals or exceeds 102% of the principal amount of the money invested by the Fund. If an institution with which the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy and will not invest more than 5% of its net assets in such transactions.

The Fund may also invest in the following securities and employ the following investment guidelines:

CASH RESERVES. The Fund may, to meet liquidity needs, temporarily hold up to 5% of its net assets in cash. The Fund may hold cash in the United States, Israel, or in both countries. The primary risk associated with such a policy is that the Fund's performance will vary, perhaps significantly, from the performance of the Index when the Fund holds a high percentage of its net assets as cash reserves.

FUTURES AND OPTIONS ON EQUITY SECURITIES AND THE INDEX. The Fund may enter into futures contracts relating to the equity securities of companies included in the Index, may write (i.e., sell) covered put and call options on such securities and on the Index, and may purchase put and call options on such equity securities and on the Index. Such options can include long-term options with durations of up to 3 years. The Fund may use futures and options to increase or decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures or options contract is priced more attractively than the underlying security or index. The Fund may enter into these transactions, so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed 5% of the Fund's total net assets.

Risk Factors Associated With Futures And Options. The primary risks associated with the use of options and futures are: (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract; and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in securities that the Advisor determines, under the supervision of the Board of Directors, to be illiquid or restricted. Illiquid securities are generally defined as securities that cannot be liquidated within 7 days at the approximate price at which the Fund has valued the instrument. Also, the sale of some illiquid and other types of securities may be subject to legal restrictions. You should be aware that in the event that more than 15% of the Index is comprised of companies considered to be illiquid, the Fund will be unable to match precisely its investments to the percentages contained in the Index, and such an inability may pose additional risks to the Fund, including the risk that the performance of the Fund will vary from that of the Index.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may purchase securities of companies comprising the Index on a when-issued basis, and it may purchase or sell such securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Advisor's opinion, doing so may secure an advantageous yield or price to the Fund that might otherwise be unavailable. The Fund has not established a limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government securities, or other high-grade liquid debt securities, denominated in

U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

FUTURES AND OPTIONS ON THE ISRAELI SHEKEL. The Fund may enter into futures contracts relating to the Israeli Shekel, may write (i.e., sell) covered put and call options on such securities, and may purchase put and call options on such securities. The Fund may use futures and options to decrease the Fund's exposure to the effects of changes in the Israeli Shekel against the U.S. Dollar, or to seek higher investment returns when a futures or options contract is priced more attractively than the existing foreign exchange rate between the Shekel and the U.S. Dollar. The Fund may enter into these transactions, so long as the value of the underlying securities on which such options or futures contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed 5% of the Fund's total net assets.

                                  RISK FACTORS

You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term aggressive investors who understand the potential risks and rewards of investing in the common stock of Israeli companies. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates, and other company, political, and economic news. Over the short-term, stock prices can fluctuate dramatically in response to these factors; however, over longer time periods, stocks, although more volatile, have historically shown greater growth potential than other investments. The Index is a new index composed of only 35 companies, and this limited number of companies may pose additional risks to the Fund. Some of the companies included in the Index are considered to be smaller companies. Companies with small market capitalization can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves, or lack of management depth. Neither the Fund nor the Fund's Advisor has any operating history, and this may pose additional risks. There is risk involved in the Fund's investment policy of tracking the Index, due to the potential company turnover that may occur in the Index, the possible addition of companies to the Index that may not have a long operating history, and the risks inherent in concentrated investing in the Israeli market.

When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk. The relatively limited liquidity of some of the equities in the Index may affect the Fund's ability to acquire or dispose of securities at a desirable price and time. At times, the Fund may be unable to acquire desired positions quickly or may be unable to dispose of securities promptly. This could cause net asset value to decline and could affect negatively the Fund's correlation with the Index.

Some share transactions will be denominated in New Israeli Shekels (NIS), and for liquidity purposes some cash or short-term investments may be held in NIS as well. The Fund is subject to the risk that the value of the NIS will change relative to the dollar, and this could adversely affect the Fund.

Israel's economy has been subject to destabilizing influences in the past, including military conflicts, civil unrest, strikes, political division, and periods of high inflation rates. The Israeli government has intervened via fiscal and monetary means, import duties, currency and wage restrictions, and other measures. The Fund is subject to the risks of changes in Israeli government policies and unforeseeable changes in securities, banking, currency, and other regulations. The Israeli economy has a substantial amount of concentrated control, and the government is directly involved in and influences aspects of private companies. Although various privatization programs are under way, the government still owns or controls numerous corporations and other entities. Actions by the government, such as nationalization, expropriation, imposition of new taxes, restrictions on trade, and regulations could have a significant impact on the prices of securities or the ability of the Fund to invest in or liquidate specific securities.

Financial Disclosure and Regulation

Companies in Israel are subject to accounting, auditing and financial standards and requirements that, while substantially similar to those applicable to US companies do differ in some respects. In particular, financial statements generally must be adjusted to reflect the effects of inflation. There is less government supervision and regulation of the Israeli securities exchange, brokers, and listed companies with respect to such matters as insider trading rules, restrictions on market manipulation, and shareholder proxy requirements than exists in the United States, although the Israel Securities Authority has extensive power and authority to regulate the securities and capital markets. There is also less publicly available information about Israeli companies compared with that available about US companies. In addition, credit analysis and ratings systems are not well developed.

                                PURCHASING SHARES

The Fund is open for  business  on each  day  that the New York  Stock  Exchange
("NYSE") is open. The Fund's net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's NAV is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Shares of the Fund are purchased at their public offering price, which is the per share NAV plus any sales charges, next computed after receipt of your purchase order.

The Fund's NAV is determined on days on which the NYSE is open for trading. Note that the TASE is open on Sundays and closed on Fridays and Saturdays. The schedule of holidays in Israel is also different from that in the U.S., and there may be a delay in calculating NAV due to the inconsistent schedules of the Tel Aviv and New York markets. You should be aware that the Fund's NAV may change on days when you cannot purchase or redeem shares because the companies in which the Fund invests may trade on the TASE, an exchange which is open on days when the NYSE is closed.

All applications to purchase shares of the Fund are subject to acceptance by authorized officers of the Fund and are not binding until accepted. The Fund reserves the right to reject purchase orders under circumstances or in amounts considered disadvantageous to existing shareholders. Please see the Sections entitled, "Purchasing and Redeeming Shares" and "Tax Information" for more information about share purchases. You may direct inquiries concerning the Fund to:

                             AMIDEX(TM) FUNDS, INC.
                            C/O THE DECLARATION GROUP
                           555 NORTH LANE, SUITE 6160
                             CONSHOHOCKEN, PA 19428
                                 1-888-876-3566

Variable Pricing System
-----------------------
The Fund offers two classes of shares, so that you can choose the class that suits best your investment needs. The main differences between the classes are sales charges and ongoing fees. In choosing the class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Both classes of shares in the Fund represent interests in the same portfolio of investments in the Fund.

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

                                Sales Charge
                                As a % of                 Dealer
Amount Invested                 offering price            Reallowance
---------------                 --------------            -----------
Less than   $ 49,999            4.00%                     3.50%
$50,000 to $ 99,999             3.50%                     3.00%
$100,000 to 249,999             3.00%                     2.50%
250,000 to 499,999              2.50%                     2.00%
500,000 to 999,000              1.50%                     1.00%
1,000,000 or more               0.00%                     0.00%

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charges; however, if you redeem your shares within 1 year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

Declaration Distributors, Inc. ("DDI"), the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with DDI to sell shares of the Fund. The dealer's concession may change from time to time. DDI may from time to time offer incentive compensation to dealers who sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

Exemptions from sales charges
-----------------------------
The Fund will waive sales charges for purchases by fee-based registered investment Advisors for their clients, broker/dealers with wrap fee accounts, registered investment Advisors or brokers for their own accounts, employees and employee related accounts of the Advisor, and for an organization's retirement plan that places either (i) 200 or more participants or (ii) $300,000 or more of combined participant initial assets into the Fund. For purchasers that qualify for fee waiver, shares will be purchased at net asset value.

Reduced sales charges
---------------------
You may qualify for a reduced sales charge by aggregating the net asset value of all your load shares previously purchased in the Fund with the dollar amount of shares to be purchased. For example, if you already owned Class A, shares in the Fund with an aggregate net asset value of $450,000, and you decided to purchase an additional $60,000 of Class A shares of the Fund, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 3.50% on that purchase, because you had accumulated more than $500,000 total in the Fund.

Letter of intent
----------------
You can qualify immediately for a reduced or eliminated sales charge by signing a non-binding letter of intent stating your intention to buy an amount of shares in the Fund during the next 13 months sufficient to qualify for the reduction. Your letter will not apply to purchases made more than 90 days prior to the letter. During the term of your letter of intent, the transfer agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your commitment. If, by the end of your commitment term, you have purchased all the shares you committed to purchase, the escrowed shares will be released to you. If you have not purchased the full amount of your commitment, your escrowed shares will be redeemed in an amount equal to the sales charge that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that charge would be released to you.

CLASS C SHARES
Class C Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund; however, Class C shares pay an annual 12b-1 servicing fee of 0.25% of average daily net assets and an additional 12b-1 shareholder distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C Shares, you will be charged a CDSC of 1.00% of the value of your redemption if you redeem your shares within 13 months from the date of purchase. You will not be charged a CDSC on reinvested dividends or capital gains, amounts purchased more than 1 year prior to the redemption, and increases in the value of your shares.

FACTORS TO CONSIDER WHEN CHOOSING A SHARE CLASS
When deciding on a class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares, and to what extent such differences may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer to the examples of Fund expenses over time in the Risk/Return Summary.

Distribution Fees
-----------------
AMIDEX(TM)Funds, Inc. (the "Company") has adopted distribution plans (the "Distribution Plans"), pursuant to Rule 12b-1 under The Investment Company Act of 1940, as amended, for each Class of Shares, for the Fund. The Distribution Plans provide for fees to be deducted from the average net assets of the Funds, in order to compensate the Advisor or others for expenses relating to the promotion and sale of shares of each Fund.

Under the Class A Plan, the Class A shares of each Fund compensate the Advisor and others for distribution expenses at a maximum annual rate of 0.25% (of which the full amount may be service fees), payable on a monthly basis, of the Fund's average daily net assets attributable to Class A shares.

Under the Class C Plan, Class C Shares of the Fund compensate the Advisor and others for distribution and service fees at an annual rate of 1.00% (0.75% of which is a distribution fee), payable on a monthly basis, of the Fund's average daily net assets attributable to Class C shares. Amounts paid under the Class C Plan are paid to the Advisor and others to compensate it for services provided and expenses incurred in the distribution of Class C shares. The Class C Plan is designed to allow investors to purchase Class C shares without incurring a front-end sales load or a CDSC charge and to permit the Distributor to compensate authorized dealers for selling such shares. Accordingly, the Class C Plan's purpose is to provide for the financing of the distribution of Class C shares.

The Distribution Plans provide that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

The Distribution Plans are reviewed annually by the Company's Board of Directors and may be renewed only by majority vote of the shareholders of the Fund's Classes, or by majority vote of the Board, and in both cases also a majority vote of the "disinterested" Directors of the Company, as that term is defined in the 1940 Act.

Minimum Investment Amounts
--------------------------

Payments for Fund shares should be in U.S. dollars and, in order to avoid fees and delays should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

                                  MINIMUM               MINIMUM
                                  INVESTMENT            SUBSEQUENT
CLASS                             TO OPEN ACCOUNT       INVESTMENTS
--------------------------------------------------------------------------------
CLASS A             Regular       $2,500                $1,000
                    IRAs          $1,000                $  100

Automatic           Regular       $2,500                $100 per month
minimum

Investment Plan     IRAs          $1,000                $100 per month
minimum

CLASS C             Regular       $5,000                $1,000
                    IRAs          $1,000                $  100

Automatic           Regular       $2,500                $100 per month
minimum

Investment Plan     IRAs          $1,000                $100 per month
minimum

--------------------------------------------------------------------------------

Opening and Adding To Your Account
----------------------------------
You can invest in Advisor Series shares of the Fund through participating financial service professionals. After you have established your account, you may make subsequent purchases by telephone. You may also make subsequent investments in the Fund through an automatic payment plan. Any questions you may have can be answered by calling 1-888-876-3566 or by contacting your financial Advisor.

Purchases through Financial Service Organizations
-------------------------------------------------
You may purchase shares of the Fund through participating brokers, dealers, or other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds and of crediting their customers' accounts following redemptions in a timely manner in accordance with their customer agreements and this Prospectus.

Automatic Investment Plan
-------------------------
You may purchase Class A and Class C shares of the Fund through an Automatic Investment Plan (the "Plan"). The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan option on the application form. You may only select an account maintained at a domestic financial institution that is an Automated Clearing House ("ACH") member for automatic withdrawals under the Plan. The Fund may alter, modify, amend, or terminate the Plan at any time, but will notify you if it does so. For more information, call the Transfer Agent at 1-888-876-3566.

                                REDEEMING SHARES

You may redeem your shares in the Fund at any time and for any reason. Upon receipt by the Fund of a redemption request in proper form, your shares of the Fund will be redeemed at their next determined net asset value. Redemption requests must be in writing and delivered to the Fund at AMIDEX(TM)FUNDS, INC., C/O THE DECLARATION GROUP, 555 NORTH LANE, SUITE 6160, CONSHOHOCKEN, PA 19428. To be in "proper form," your redemption request must:

1. specify the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;
2.   be signed by all owners exactly as their names appear on the account;
3. if required, include a signature guarantee from any "eligible guarantor institution" as defined by the rules under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A notary public is not an eligible guarantor.

Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, Directors, or custodians, to evidence the authority of the person or entity making the redemption request.

Signature Guarantees. A signature guarantee is designed to protect you and the Fund by verifying your signature. SIGNATURE GUARANTEES ARE REQUIRED WHEN:

1.   establishing certain services after the account is opened;
2.   requesting redemptions in excess of $10,000;
3. redeeming or exchanging shares, when proceeds are being: mailed to an address other than the address of record, made payable to other than the registered owner(s); or transferred shares to another owner.

The redemption price per share is the net asset value per share, next determined after your redemption order is received by the Fund, less any applicable CDSC charges. When you redeem your shares, they may be worth more or less than you paid for them, depending upon the value of the Fund's portfolio securities at the time of redemption.

If the value of your account falls below $1,000 as a result of previous redemptions and not market price declines, the Fund may redeem the shares in your account; however, the Fund will notify you first in such an event, and you will have 60 days to bring your account balance up to the minimum level before the Fund will exercise its option to redeem. Also, in the event your shares are redeemed by the Fund under such circumstances, you will not be charged any redemption fees, regardless of the time you have held your shares.

Payment for shares redeemed is made within 7 days after receipt by the Fund of a request for redemption in proper form. If shares are purchased by check and redeemed by letter within 7 business days of purchase, the Fund may hold redemption proceeds until the purchase check has cleared, provided that the Fund does not hold such proceeds for more than 15 calendar days. The Fund reserves the right to suspend or postpone redemptions during any period when (a) trading on any of the major U.S. stock exchanges is restricted, as determined by the Securities and Exchange Commission, or that the major exchanges are closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                               TAX CONSIDERATIONS

U.S. Taxes and Pass Through to Shareholders:

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and must distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders all net investment income and any net capital gains realized from sales of the Fund's portfolio securities at such times and in such amounts as to avoid all taxes, both state and federal. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless you request in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable, as long-term capital gains regardless of the length of time that shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your Social Security or other tax identification number or to certify properly that the number is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain, and redemption payments. Dividend and capital gain payments may also be subject to backup withholding, if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution, so that you may receive a return of investment upon distribution that will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund. The information in this Prospectus is not intended to be a full discussion of present or future tax ramifications of investment in the Fund, and investors should consult their own tax Advisors for a detailed and complete review of tax ramifications.

Israeli Taxes:

The following is a short summary of Israeli taxes that may be imposed on the Fund. The following discussion is based partially on enacted Israeli legislation that has not been subjected to judicial or administrative interpretation. There can be no assurance that views expressed herein will be accepted by the courts or by the Israeli Tax Commission. For a more complete discussion of Israeli tax considerations, please see the SAI.

The Israeli Income Tax Ordinance (the "Ordinance") imposes a tax on capital gains derived by residents of Israel, or non-residents of Israel who sell assets that represent a direct or an indirect interest in Israeli assets. The Fund, as a non-resident of Israel, may be subject to capital gains tax on the sale of securities issued by Israeli corporations, subject to any exemption or rate reduction that may be applicable.

OTHER TAXATION

Distributions also may be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation.

This discussion is limited only to U.S. federal income tax and Israeli tax. Moreover, the U.S. federal income tax and Israeli tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, you should consult your own tax Advisor with respect to the specific tax consequences of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

                             MANAGEMENT OF THE FUND

AMIDEX(TM)Funds, Inc. (the "Company") was incorporated in Maryland on April 27, 1999. The Company is an open-end management investment company and is registered as such with the Securities and Exchange Commission. The Board of Directors approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment Advisor, and administrator. The day-to-day operations of the Fund are delegated to the Advisor. The Statement of Additional Information contains background information regarding each of the Company's Directors and Executive Officers. The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more series of shares of common stock (each a "Fund") and to classify or reclassify any unissued shares with respect to such series. The Company currently offers the Fund as its only series.

The Board is further empowered to classify and reclassify shares of each series into various classes of shares. Currently the Company has authorized the following classes of Shares for each series of the Company: (1) Class A shares, with a front-end sales load, (2) Class B shares, with a contingent deferred sales load: (3) Class C shares, with no sales charges but an additional ongoing shareholder distribution fee; and (4) No-Load shares, with no sales charges.

Shareholders  of each share class are  entitled to: (i) one vote per full share;
(ii) such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) participate ratably in the assets available for distribution upon liquidation. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

                               INVESTMENT ADVISOR

TransNations Investments, LLC (the "Advisor") has entered into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund to provide investment management services to the Fund. In addition, the Advisor has entered into an Operating Services Agreement (the "Services Agreement") with the Fund to provide virtually all day-to-day operational services to the Fund. As is explained further below, the combined effect of the Advisory Agreement and the Services Agreement is to place a cap or ceiling on the Fund's ordinary operating expenses at 1.95% of daily net asset value of the Fund, excepting Rule 12b-1 fees, brokerage, interest, taxes, litigation, or other extraordinary expenses. Clifford A. Goldstein is President and Chief Executive Officer of the Advisor. Boaz Rahav is the Fund Manager, and is responsible for all investment decisions relating to the Fund. Mr. Goldstein also serves as the President and as a Director of AMIDEX(TM)Funds, Inc. The mission statement of the Advisor is "to develop and introduce Israeli-related investment vehicles to individuals and financial institutions worldwide."

Management Agreements
---------------------

ADVISORY AGREEMENT. The Fund is an index fund. Rather than relying on any one manager or management team to "pick" stocks, the Fund is managed "passively" by normally investing only in the companies comprising the Index in approximately the same percentages as each company represents in the Index. Boaz Rahav, who last served as Chief Economist for the Government of Israel Ministry of Finance in New York, is the Fund Manager for the Advisor. Mr. Rahav has over 8 years experience in Israeli financial markets, having worked for a large institutional brokerage house in Israel as a trader and as a mutual fund manager from 1994 to 1996. Previously, Mr. Rahav worked from 1991 to 1993 for the Federation of Israeli Chambers of Commerce. Mr. Rahav also served from 1987 to 1990 in the Intelligence Wing of the Israeli Air Force. Mr. Rahav has a business degree from the Tel Aviv College of Business, an MBA (with distinguished honors) from the New York Institute of Technology, Series 7 and Series 63 certificates, an Investment Advisor and Analyst Diploma from Tel Aviv University, and a Trader Certificate from the Tel Aviv Stock Exchange. Mr. Rahav joined the Advisor in February 1999.

The Advisor invests the assets of the Fund according to the Fund's investment objectives, policies, and restrictions. The Fund pays the Advisor a fee, accrued daily and payable monthly, at an annual rate of 0.50% of the Fund's net assets. The Advisor furnishes at its own expense office space to the Company and all necessary office facilities, equipment, and personnel for managing the assets of the Fund. The Advisor also pays all expenses of marketing shares of the Fund, and related bookkeeping.

SERVICES AGREEMENT. Under the terms of the Services Agreement, the Advisor, subject to the supervision of the Board of Directors, will provide, or arrange to provide, essentially all day-to-day operational services to the Fund. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications, and meetings of the shareholders.

For such services, the Fund will pay to the Advisor on the last day of each month a fee equal to an annual rate of 1.45% of the average net asset value of the Fund. This fee is computed daily based upon the net asset value of the Fund. The Advisor and the Fund have entered into an Investment Company Services Agreement with Declaration Service Company ("DSC") to provide Transfer Agent and essentially all administrative services for the Fund, and have entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI") to act as principal underwriter for the Fund's shares. DSC and DDI are affiliated companies.

The Advisor pays all expenses incident to the Fund's operations and business, except expenses relating to legal fees resulting from litigation, brokerage expenses, taxes, if any, and other extraordinary charges.

THE "YEAR 2000 ISSUE": Many existing computer programs use only two digits to identify a year in their date fields. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The Fund is a new Fund, and the Advisor is a newly formed company. All of the computer programs purchased by the Advisor for its own use or for the use of the Fund are new programs and have been warranted as Year 2000 compliant. Further, the Company has entered into agreements with various third parties to provide services to the Fund, and as part of those agreements has received warranties from each such party that its systems are presently year 2000 compliant, or adequate steps are being undertaken by the party to ensure that compliance is met prior to the turn of the century. The Fund will not enter into any agreement with a party unless such warranties are given. Accordingly, at the present time, there do not appear to be any materially adverse consequences to the Fund relating to the Year 2000 issue.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

You will be provided at least semi-annually with a report showing the Fund's portfolio and other information and annually after the close of the Fund's fiscal year, which ends December 31, with a report containing audited financial statements.

The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period that, if applied to a hypothetical $1000 initial investment, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions and with recognition of all recurring charges. The Fund may also utilize a total return calculation for differing periods computed in the same manner but without annualizing the total return.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., or similar nationally recognized rating services or financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the Standard & Poors Composite Index of 500 Stocks ("S&P 500") or other widely recognized, unmanaged index of common stock prices.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

The Fund and the Advisor have entered into an Investment Services Agreement, dated April 27, 1999, with Declaration Services Company ("DSC"), wherein DSC will provide substantially all administrative, accounting, and transfer agent services to the Fund. DSC will be paid for such services by the Advisor.

Declaration Distributors, Inc., 555 North Lane, Suite 6160, Conshohocken, PA 19428 ("DDI") has agreed to act as principal underwriter for the Fund's shares, pursuant to a Distribution Agreement, dated April 27, 1999. The Agreement will expire on April 26, 2001, unless renewed annually thereafter by the Fund's Board of Directors voting as a whole and by a majority of the Fund's "uninterested" directors, as that term is defined in the Investment Company Act of 1940. Either party to the Distribution Agreement may terminate the Agreement upon 60 days written notice, and the Agreement will terminate automatically in the event of its assignment. DDI will be paid for such services by the Advisor.

                              FOR MORE INFORMATION

STATEMENT OF ADDITIONAL                      BY MAIL:
INFORMATION (SAI)
                                             AMIDEX(TM) Funds, Inc.
The SAI contains more detailed               c/o Declaration Service Company
Information on all aspects of the            555 North Lane, Suite 6160
Fund.  A current SAI, dated September 30,    Conshohocken, PA 19428
1999, has been filed with the SEC
and is incorporated by reference             BY PHONE: 1-888-876-3566
into (is legally a part of) this
prospectus.                                  ON THE INTERNET:
                                             www.amidex.com
To request a free copy of the SAI,
please contact the Fund.                     Or you may view or obtain these
                                             documents from the SEC.

                                             IN PERSON: at the SEC's Public
                                             Reference Room in Washington, D.C.

                                             BY PHONE: 1-800-SEC-0330

                                             BY MAIL: Public Reference Section,
                                             Securities and Exchange Commission,
                                             Washington, D.C.  20549-6009
                                             (duplicating fee required)

                                             ON THE INTERNET:  www.sec.gov


                          The AMIDEX35(TM) Mutual Fund
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-888-876-3566


                           Investment Company Act No.
                                    811-9123